UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)

                                            November 15, 2005 (November 4, 2005)
                                            ------------------------------------


                        THE FASHION HOUSE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

       Colorado                          033-07075-LA          33-1079781
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(State or other jurisdiction             (Commission            (IRS Employer
of incorporation)                        File Number)        Identification No.)

6310 San Vicente Blvd., #330, Los Angeles, California                90048-5499
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:   (323) 939-3031
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The description under Item 5.02(c) below is incorporated by reference herein.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 4, 2005, our independent registered public accounting firm, Stonefield Josephson, Inc. ("Stonefield Josephson"), resigned. Stonefield Josephson has not issued any reports on our financial statements for either of our prior two fiscal years. The decision to change accountants was approved by the board of directors.

(a) During the interim period from the end of our most recent fiscal year through November 4, 2005, there were no disagreements between us and Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Stonefield Josephson's satisfaction, would have caused Stonefield Josephson to make reference to the subject matter of the disagreement in connection with its reports.

      During the interim period from the end of our most recent fiscal year through November 4, 2005, there were no reportable events described under
      Item 304(a)(1)(iv) of Regulation S-B.

      We have provided Stonefield Josephson a copy of the foregoing disclosures. We intend to include the letter that is required from Stonefield Josephson by Item 304(a)(3) as an exhibit to this Form 8-K within two business days of receipt.

(b) Effective as of November 14, 2005, our board of directors appointed Corbin & Company LLP as our independent public accountants for the current fiscal year. During our two most recent fiscal years and the subsequent interim period through November 4, 2005, we did not consult with Corbin & Company LLP regarding any of the matters or events as set forth in Item 304(a)(2) of Regulation S-B.

      ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On November 7, 2005, Ronald Wittman submitted his resignation as Chief Financial Officer of The Fashion House Holdings, Inc.

      (c) On November 11, 2005, we appointed Michael McHugh as our Chief Financial Officer. Pursuant to an agreement between us and Mr. McHugh, entered into as of November 11, 2005, we will pay Mr. McHugh a base salary of $140,000 per year with a potential bonus of up to $15,000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               The Fashion House Holdings, Inc.
                                               --------------------------------
                                                      (Registrant)

Date       November 15, 2005
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                                                  By:  /s/ John Hanna
                                                       ------------------------
                                                 Name  John Hanna
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                                               Title:  Chief Executive Officer
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